Exhibit 4.1

NUMBER

TPT

SHARES

Turning Point Therapeutics

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 90041T 10 8

SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

This certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

TURNING POINT THERAPEUTICS, INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officer.

DATED:

TURNING POINT THERAPEUTICS, INC.
CORPORATE
SEAL
OCTOBER 6, 2013
DELAWARE

PRESIDENT, CHIEF EXECUTIVE OFFICER AND SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

PROOF OF: APRIL 3, 2019
TURNING POINT THERAPEUTICS, INC.
WO - 19000147 FACE
OPERATOR: DKS
NEW

ABnote North America
711 ARMSTRONG LANE, COLUMBIA, TN 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-7 DARK BLUE. LOGO PRINTS IN FOUR COLOR PROCESS.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
COM PROP – as community property

UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

UNIF TRF MIN ACT — .... Custodian (until age ....)
(Cust)
.... under Uniform Transfers
(Minor)
to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

X______________________________

X______________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By______________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America **711 ARMSTRONG LANE, COLUMBIA, TN 38401** **(931) 388-3003**	PROOF OF: APRIL 3, 2019 **TURNING POINT THERAPEUTICS, INC.** **WO - 19000147 BACK** OPERATOR: DKS
SALES: HOLLY GRONER 931-490-7660	**NEW**

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF